Exhibit 10.1

CONVERSION AND SUBSCRIPTION AGREEMENT

Formation Minerals, Inc.

P.O. Box 67

Jacksboro, Texas 76458

The undersigned (the “Subscriber”) is a stockholder of Formation Minerals, Inc., a Nevada corporation (the “Company”), and has made certain loans and advances to the Company, as listed on Schedule A attached to this Conversion and Subscription Agreement (the “Agreement”), entered into as of October 4, 2024, which the Subscriber and the Company desire to convert into shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”) at a conversion price of $0.04 per share of Common Stock, on the terms and subject to the conditions set forth herein. The rights, preferences, terms and conditions of the shares of Common Stock are set forth in the Company’s amended and restated articles of incorporation (the “Articles of Incorporation”). The Subscriber wishes to subscribe for the number of shares of Common Stock set forth on the signature page of this Agreement (the “Shares”), and has requested that the Company accept payment for such Shares in the form of the conversion of all amounts owed under the Loans (the “Conversion Amount”) into shares of Common Stock (the “Conversion”) on the conversion date as specified on the signature page of this Agreement (the “Conversion Date”) in accordance with the terms of this Agreement. The Company has agreed to accept the Conversion of the Conversion Amount in payment for the Shares.

The Subscriber acknowledges that it is not acting on the basis of any representations or warranties other than those set forth herein. The terms, execution and consummation of the Conversion have been approved by the Company’s Board of Directors.

The Subscriber further acknowledges and understands that the Conversion is being made without concurrent registration of the shares of Common Stock under the United States Securities Act of 1933, as amended (the “Securities Act”), or any securities, “blue sky” or other similar laws of any foreign or domestic state (“State Securities Laws”), including, without limitation, the jurisdiction in which the Subscriber resides.

The Subscriber agrees as follows:

1. Conversion; Subscription. The Subscriber hereby agrees and confirms as follows: (i) the Conversion of the Subscriber’s Conversion Amount into shares of Common Stock shall be effective as of the Conversion Date, using the Conversion Amount set forth on the signature page of this Agreement; (ii) the Conversion Amount shall be converted into the Shares, at the conversion price set forth on the signature page of this Agreement; (iii) no fractional shares of Common Stock will be issued in connection with the Conversion and the actual issuances shall reflect a rounding of such fraction to the nearest whole share of Common Stock (rounded down); and (iv) the Conversion shall be in full satisfaction of, and upon such Conversion, the applicable Loan or Loans set forth on Schedule A shall be cancelled.

2. Certain Acknowledgments and Agreements of the Subscriber. The Subscriber acknowledges and agrees that notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue the Shares to the Subscriber if such issuance would constitute a violation of the Securities Act or any State Securities Laws or any other laws.

3. Representations and Warranties of Company. The Company hereby represents and warrants to the Subscriber, as of the date hereof, as follows:

(a) Organization, Good Standing, Corporate Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b) Authorization. All corporate action required to be taken by the Company in order to authorize the Company to enter into this Agreement, and to issue the Shares, has been taken or will be taken prior to the Conversion Date. All action on the part of the officers of the Company necessary for (i) the execution and delivery of this Agreement, (ii) the performance of all obligations of the Company under this Agreement, and (iii) the issuance and delivery of the Shares has been taken or will be taken prior to the Conversion Date. This Agreement, when executed and delivered by the Company, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (x) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (y) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) Valid Issuance of the Shares. The Shares, when issued and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer, except for applicable federal and State Securities Laws and liens or encumbrances created by or imposed by the Subscriber. Assuming the accuracy of the representations of the Subscriber in Section 5 of this Agreement, the Shares subject to the Subscriber’s subscription will be issued in compliance with all applicable federal and State Securities Laws.

(d) Governmental Consents and Filings. Assuming the accuracy of the representations of the Subscriber in Section 4 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement.

(e) No Other Representations or Warranties. Except for the representations and warranties made by the Company in this Agreement (the “Company Representations”), neither the Company nor any other person makes any representation or warranty with respect to the Company or its business, operations, assets, liabilities, condition (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to the Subscriber or its representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing, and Subscriber is relying solely on the Company Representations in its execution, delivery and performance of this Agreement.

4. Representations and Warranties of the Subscriber. In order to induce the Company to accept this subscription, the Subscriber, for itself only, on a several and not joint basis, as of the date of its acquisition of the Shares, hereby represents and warrants to the Company as follows:

(a) The Subscriber:

(i) is not a U.S. person* as that term is defined under Regulation S (“Regulation S”) promulgated under the Securities Act;

(ii) is outside the United States* as of the date of the execution and delivery of this Agreement;

(iii) is acquiring the Shares for its own account (and/or for the account of other non-U.S. persons*, who are outside of the United States*) and not on behalf of any U.S. person, and the sale has not been prearranged with a person in the United States;

(iv) is not acquiring the Shares with the present intention of “distributing” the Shares on behalf of the Company or a “distributor”* as defined in Regulation S, or any of their affiliates, in the United States or to a U.S. person under Regulation S;

(v) acknowledges that the Shares may only be resold in accordance with the provisions of the Securities Act and related regulations and cannot be sold by it in the United States as part of a “distribution” (as such term is defined in the federal securities laws of the United States); and

(vi) agrees not to engage in any hedging transaction with regard to the Shares.

(b) THE SUBSCRIBER HAS RECEIVED, READ CAREFULLY AND UNDERSTANDS THIS AGREEMENT AND ALL SCHEDULES AND APPENDICES HERETO AND HAS HAD AN ADEQUATE OPPORTUNITY TO CONSULT THE SUBSCRIBER’S OWN ATTORNEY, ACCOUNTANT OR INVESTMENT ADVISOR WITH RESPECT TO THE INVESTMENT CONTEMPLATED HEREBY AND ITS SUITABILITY FOR THE SUBSCRIBER.

(c) The Company has provided the Subscriber and the Subscriber’s representative, if any, prior to the purchase of the Shares, with the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the financial data and business of the Company and to obtain any additional information relative to the financial data and business of the Company, and all such questions, if asked, have been answered satisfactorily and all such documents, if examined, have been found to be fully satisfactory. The Subscriber is satisfied that the Subscriber has received adequate information concerning all matters which the Subscriber considers material to a decision to acquire the Shares.

*	“U.S. person”, “United States” and “distributor” defined in Appendix A hereto.

(d) The Subscriber understands that no offering statement, prospectus, memorandum or circular containing information with respect to the Company or the Shares has been or is to be prepared, and the Subscriber has made his, her or its own inquiry and analysis with respect to the Company and the Shares. Subscriber acknowledges receiving a copy of all documents the Subscriber has requested to Subscriber’s satisfaction. The Subscriber acknowledges that neither the Company nor any director or officer of the Company has participated in, has any responsibility for, or makes any representations or warranties regarding the contents of any document or any omissions therefrom.

(e) The Subscriber understands and acknowledges that (i) the Subscriber must bear the economic risk of an investment in the Shares for an indefinite period of time; (ii) the Shares have not been registered under the Securities Act or any State Securities Laws and is being offered and sold in reliance upon exemptions provided in the Securities Act and State Securities Laws for transactions not involving any public offering and, therefore, the Shares may not be resold or transferred unless they are subsequently registered under the Securities Act and applicable State Securities Laws or unless an exemption from such registration is available; and (iii) the Subscriber is acquiring the Shares, and any aquisitions of the Shares will be, for investment purposes only for the Subscriber’s account and not with any view toward a distribution thereof.

(f) The Subscriber is aware and acknowledges that: (i) an investment in the Shares is speculative and involves a risk of loss of the entire investment and no assurance can be given of any income from such investment; (ii) the Company has not made and cannot make any representation or warranty as to the future operations or financial condition of the Company; (iii) any estimates of future results or financial forecasts of any kind with respect to the Company which may be contained in any documents or information furnished to the Subscriber may not be realized; (iv) such estimates or forecasts are based on assumptions which may or may not occur; (v) that no assurances can be given that the actual results of Company operations or the financial condition of the Company will conform to such estimates or forecasts and that therefore the Subscriber should not rely thereon; (vi) that there is no assurance that the Company’s operations will be profitable or will produce a positive cash flow; and (vii) there is no public market for, and there are substantial restrictions on the transferability of, the Shares and it may not be possible for the Subscriber to liquidate the investment readily in case of an emergency.

(g) The Subscriber has adequate means of providing for all current and foreseeable needs and personal contingencies and has no need for liquidity in this investment.

(h) The Subscriber maintains a domicile or business at the address shown on the signature page of this Agreement, at which address the Subscriber has subscribed for the Shares.

(i) The Subscriber has such knowledge and experience in financial and business matters that such Subscriber is capable of evaluating the merits and risks of an investment in the Company. The Subscriber has evaluated the risk of investing in the Shares, and has determined that the Shares are a suitable investment for the Subscriber. The Subscriber can bear the economic risk of the investment and can afford a complete loss of the investment. In evaluating the suitability of any investment in the Shares, the Subscriber has not relied upon any representations or other information (whether oral or written) other than independent investigations made by the Subscriber or the Subscriber’s representative(s).

(j) The Subscriber acknowledges and agrees that it has not received and is not relying on any statement or representation of the Company with respect to U.S. federal, state, or local taxation of any of the loans and advances, the Conversion, or the Shares.

(k) The Subscriber understands that the Company will rely on the accuracy and completeness of the information provided by the Subscriber herein. All such information is true, accurate and complete.

5. Survival and Indemnification. The terms of this Agreement or any other documents executed and delivered in connection therewith, and including, without limitation, the indemnification contained in this Section 5, shall survive (i) the acceptance of this Agreement by the Company, (ii) changes in the transactions, documents and instruments described herein, and (iii) the death, disability or dissolution of the Subscriber. The Subscriber acknowledges the meaning and legal consequences of the representations, warranties and covenants in determining the Subscriber’s qualification and suitability to acquire the Shares. The Subscriber hereby agrees to indemnify, defend and hold harmless the Company, and its officers, directors, employees, agents and controlling persons, from and against any and all direct losses, claims, damages, liabilities, expenses (including attorneys’ fees and disbursements), judgments or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation herein or the breach of any warranty, covenant or acknowledgment made herein by the Subscriber.

6. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, confirmed electronic mail, or overnight air courier guaranteeing next day delivery:

(a) if to the Company, to it at the following address:

Formation Minerals, Inc.

P.O. Box 67

Jacksboro, Texas 76458

Attention: President and Chief Executive Officer

E-mail: scott@formationminerals.com

(b) if to the Subscriber, to the address set forth on the signature page hereto, or at such other address as either party shall have specified by notice in writing to the other.

7. Assignability; Waiver. This Agreement is not assignable by the Subscriber, and may not be waived or terminated except by an instrument in writing signed by the party against whom enforcement of such waiver or termination is sought.

8. Entire Agreement. This Agreement constitutes the entire agreement of the Subscriber and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

9. Governing Law. This Agreement shall be governed and controlled as to the validity, enforcement, interpretation, construction and effect and in all other aspects by the substantive laws of the State of Nevada, without reference to conflicts of laws principles (except insofar as affected by the state securities or “blue sky” law of the jurisdiction in which the Conversion offer has been made to the Subscriber).

10. Severability. If any provision of this Agreement or the application thereof to any circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

11. Headings. The headings in this Agreement are inserted for convenience only and are not intended to describe, interpret, defined, or limit the scope, extent or intent of this Agreement or any provision hereof.

12. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

13. Amendment and Modification. This Agreement may be amended or modified, or any provision hereof may be waived, provided that such amendment or waiver is set forth in writing executed by the Company and the Subscriber. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

14. Jurisdiction. The Subscriber hereby irrevocably consents, to the maximum extent permitted by law, that any legal action or proceeding against it by the Company, arising out of or in any manner relating to this Agreement shall be brought exclusively in either the state or federal courts located in Reno, Nevada. By its execution and delivery of this Agreement, the Subscriber expressly and irrevocably consents and submits to the personal jurisdiction and jurisdiction over their property of all of such courts in any such action or proceeding. The Subscriber expressly and irrevocably waives its claims and defenses in any such action or proceeding in any of such courts based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis to the maximum extent permitted by law.

15. Binding Effect. This Agreement shall be binding upon the Subscriber and the heirs, personal representatives, successors and permitted assigns of the Subscriber (provided that this Agreement and the rights and obligations of the Subscriber hereunder are not transferable or assignable by the Subscriber).

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned Subscriber has executed this Agreement as of the date first written above.

SUBSCRIBER

[   ]

Notice Address:

[    ]

Conversion Information:

Conversion Amount: [    ]

Number of Shares: [    ]

AGREED TO AND ACCEPTED BY:

FORMATION MINERALS, INC.

By:
Scott A. Cox
President, Chief Executive Officer and Chief Financial Officer

Signature Page to Conversion and Subscription Agreement

SCHEDULE A
Loans

SUBSCRIBER	Loan/ADVANCE Date	Principal Amount (USD)
[ ]	[ ]	[ ]

Schedule A

APPENDIX A

Pursuant to Rule 902(d), (k) and (l) of Regulation S, the terms “distributor,” “U.S. person” and “United States” are defined as follows:

(a)	Distributor. “Distributor” means any underwriter, dealer, or other person who participates pursuant to a contractual arrangement, in the distribution of the securities offered or sold in reliance on Regulation S.

(b)	U.S. Person.

(A)	“U.S. person” means:

(i)	Any natural person resident in the United States;

(ii)	Any partnership or corporation organized or incorporated under the laws of the United States;

(iii)	An estate of which any executor or administrator is a U.S. person;

(iv)	Any trust of which any trustee is a U.S. person;

(v)	Any agency or branch of a foreign entity located in the United States;

(vi)	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; and

(vii)	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and

(viii)	Any partnership or corporation if: (1) organized or incorporated under the laws of any foreign jurisdiction; and (2) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933, unless it is organized or incorporated and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estate or trusts.

(B)	Notwithstanding paragraph (k)(1) of Rule 902, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a “U.S. person”.

Appendix A-1

(C)	Notwithstanding paragraph (k)(1) of Rule 902, any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

(i)	An executor or administrator or the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estates; and

(ii)	The estate is governed by foreign law.

(D)	Notwithstanding paragraph (k)(1) of Rule 902, any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

(E)	Notwithstanding paragraph (k)(1) of Rule 902, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

(F)	Notwithstanding paragraph (o)(1) of Rule 902, any agency or branch of a U.S. person located outside the United States shall not be deemed a “U.S. person” if:

(i)	The agency or branch operates for valid business reasons; and

(ii)	The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

(G)	The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed “U.S. persons”.

(c)	United States. “United States” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

Appendix A-2